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                                                                   Exhibit 10.27

                               EXCHANGE AGREEMENT

          THIS AGREEMENT is made this 28th day of May, 2004, between Standard Parking Corporation ("SPC"), a corporation organized under the laws of Delaware, and Steamboat Industries LLC, ("SIL"), a limited liability company organized under the laws of New York.

          WHEREAS, SPC proposes to exchange pursuant to this Agreement, 8.25610 shares of Series C Preferred Stock, par value $.0001 per share (the "PREFERRED STOCK") of SPC that SIL holds for ___ shares of SPC's common stock, par value $.001 per share (the "COMMON STOCK");

          WHEREAS, SPC and SIL are entering into that certain Registration Rights Agreement, dated as of the date hereof, with respect to the Common Stock;

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, SPC and SIL agree as follows:

          Section 1. AUTHORIZATION OF EXCHANGE OF THE PREFERRED STOCK. Subject to the terms and conditions of this Agreement, SPC has authorized the issuance and exchange of ___ number of shares of the Common Stock for the Preferred Stock.

          Section 2. AGREEMENT TO EXCHANGE THE PREFERRED STOCK. Simultaneously with the execution and delivery of this Agreement, SPC is exchanging with SIL, and SIL is exchanging with SPC, upon the terms hereinafter set forth, the Preferred Stock for the Common Stock.

          Section 3. PAYMENT AND DELIVERY.

          3.1 CLOSING. Transfer of the Common Stock shall be made to SIL in Chicago, Illinois against delivery of the Preferred Stock (such payment and delivery hereinafter referred to as the "CLOSING") at 10:00 a.m., Central Standard Time, on May 28, 2004, or at such other time on the same or such other date, not later than June 4, 2004, as shall be agreed by SPC and SIL. The time and date of such transfer are hereinafter referred to as the "Closing Date." Issuance of the Common Stock shall be made against delivery of the Preferred Stock to the address set forth on the signature page of this Agreement, in such nominee name as specified by SPC. Certificates for the Common Stock shall be registered in the name of SIL or in the name of a nominee designated by SIL, as provided in Annex 1 hereto. The certificates evidencing the Common Stock shall be delivered to SIL on the Closing Date.

          3.2 LEGEND. The certificate or certificates representing the Common Stock shall contain a legend restricting transfer under the Securities Act of 1933, as amended (the "SECURITIES ACT"), such legend to be substantially as follows:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE

                                                  Exchange Agreement (SIL & SPC)
                                                                C-6
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     SECURITIES LAWS. SUCH COMMON STOCK MAY NOT BE SOLD, TRANSFERRED, OR PLEDGED
     IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

          The certificate shall also include any legends required by any applicable state securities laws.

          Section 4. REPRESENTATIONS AND WARRANTIES OF SPC. SPC hereby represents and warrants to, and covenants with, SIL that the following are true and correct.

          4.1 ORGANIZATION. SPC is a corporation duly incorporated, validly existing as a corporation and in good standing under the laws of Delaware and has full corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

          4.2 AUTHORIZATION. This Agreement has been duly authorized, executed and delivered and is a valid and binding obligation of SPC, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and may be legally unenforceable.

          4.3 VALID ISSUANCE. All shares of such Common Stock have been duly authorized and, when issued, will be validly issued, fully paid and nonassessable.

          4.4 NO FINDER'S FEE. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of SPC.

          4.5 SOLE CONSIDERATION. SPC represents that the only consideration it will receive from SIL for entering into this Agreement and for the consummation of the transactions described herein will be the Preferred Stock.

          Section 5. SIL hereby represents and warrants to, and covenants with, SPC that the following are true and correct.

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          5.1 ORGANIZATION. SIL is a limited liability company duly
incorporated, validly existing as a limited liability company and in good standing under the laws of New York and has full corporate power and authority to own, lease and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted.

          5.2 AUTHORIZATION. This Agreement has been duly authorized, executed and delivered and is a valid and binding obligation of SIL, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and may be legally unenforceable.

          5.3 NO LIENS. SIL directly owns 100 percent of the Preferred Stock, free and clear of any claims, liens, encumbrances or security interests and all of such Preferred Stock have been duly authorized and validly issued and are fully paid and nonassessable.

          5.4 NO FINDER'S FEE. No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's, financial advisor's or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of SIL.

          5.5 INVESTMENT INTENT. SIL is acquiring the Common Stock for its own account and for investment, and not with a view to the resale or distribution thereof; it has no present intention of selling, negotiating, or otherwise disposing of the Common Stock in violation of the U.S. securities laws. SIL's financial condition and investments are such that it is in a financial position to hold the Common Stock for an indefinite period of time and to bear the economic risk of, and withstand a complete loss of, such Common Stock. In addition, by virtue of its expertise, the advice available to it, and its previous investment experience, SIL has extensive knowledge and experience in financial and business matters, investments, securities, and private placements and the capability to evaluate the merits and risks of the transactions contemplated by this Agreement.

          5.6 RELIANCE ON REPRESENTATIONS. SIL understands that the Common Stock is not registered under the Securities Act on the ground that the exchange contemplated by this Agreement is exempt from registration under the Securities Act pursuant to Section 4(2) or Section 3(a)(9) thereof, and that SPC's reliance on such exemptions is predicated on SIL's representations set forth herein. SIL realizes that the basis for the exemptions may not be present if, notwithstanding such representations, SIL has in mind merely acquiring the Common Stock for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. SIL has no such intention.

          5.7 RESTRICTED SECURITY. SIL represents and acknowledges that the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom and that in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely. SIL represents and acknowledges

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that the Common Stock will bear a legend substantially in the form provided for in Section 3.2 of this Agreement. SIL represents and acknowledges SPC will be under no obligation to register the Common Stock under the Securities Act, and that SPC does not currently intend to register the Common Stock, except to the extent set forth in the Registration Rights Agreement, dated as of May 28, 2004, between the SPC and SIL.

          5.8 ACCREDITED INVESTOR. SIL is an "accredited investor" within the meaning of Rule 501(a)(8) under the Securities Act.

          5.9 FULL INFORMATION. SIL represents and acknowledges that it has had an opportunity to ask questions of and receive answers from representatives of SPC concerning the terms of the Common Stock and this Agreement and all such questions have been answered to full satisfaction of SIL.

          5.10 SOLE CONSIDERATION. SIL represents that the only consideration it will receive from SPC for entering into this Agreement and for the consummation of the transactions described herein will be the Common Stock.

          Section 6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by SPC and SIL herein and in the certificates representing the Common Stock delivered pursuant hereto shall survive the execution of this Agreement, the delivery to SIL of the Common Stock being exchanged for the Common Stock therefor.

          Section 7. SIL'S CONDITIONS TO CLOSING. The obligation of SIL to deliver the Preferred Stock in exchange for the Common Stock on the Closing Date is subject to the following conditions:

          (a) SIL shall have received the Common Stock in the full amount as set forth in Section 1.

          (b) The representations and warranties made by SPC shall be true and correct in all material respects as of the Closing Date contained in this Agreement and the undertakings of SPC to be fulfilled on or prior to the Closing shall have been fulfilled.

          Section 8. SPC'S CONDITIONS TO CLOSING. SPC's obligation to deliver the Common Stock to SIL is subject to the following conditions:

          (a) SPC shall have received the Preferred Stock in the full amount as set forth in Section 1.

          (b) The representations and warranties made by SIL shall be true and correct in all material respects as of the Closing Date contained in this Agreement and the undertakings of SIL to be fulfilled on or prior to the Closing shall have been fulfilled.

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          Section 9 OTHER AGREEMENTS.

          9.1 NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first class registered or certified mail, postage prepaid, and shall be deemed given when so mailed:

          (a) if to SPC:

               Standard Parking Corporation
               900 North Michigan Avenue
               Suite 1600
               Chicago, Illinois 60611
               Attention: Robert N. Sacks, Esq. (Executive Vice President, General Counsel and Secretary)

          (b) if to SIL:

               Steamboat Industries LLC
               545 Steamboat Road
               Greenwich, Connecticut 06830
               Attention: John V. Holten (Manager)

          (c) if to any transferee or transferees of SIL, at such address or addresses as shall have been furnished to SPC at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to SPC in writing.

          9.2 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

          9.3 AMENDMENTS. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by SPC and by SIL.

          9.4 HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

          9.5 SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

          9.6 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the United States of America.

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          9.7 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other party. It is the express intent of the parties to be bound by the exchange of signatures on this Agreement via telecopy.

          9.8 EXPENSES. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

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          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives the day and year first above written.


                                       STANDARD PARKING CORPORATION


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:




                                       STEAMBOAT INDUSTRIES LLC


                                       By:
                                          --------------------------------------
                                          Name:  John V. Holten
                                          Title: Manager
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                                                                         ANNEX 1

     Print or Type:

     Name of Purchaser (Institution)

     Tax ID No.:

     Address:

     Telephone:

     Facsimile:

     Name in which the Common Stock should
     be registered (if different):

     Relationship between SIL and the person or entity in whose name the Common Stock should be registered (if different):

     Address to which the Common Stock shall
     be delivered:

     Signature by:

     Name of Individual representing SIL:

     Title of Individual representing SIL:

     NUMBER OF COMMON STOCK TO BE
     PURCHASED:

     PER SHARE PURCHASE PRICE:

     AGGREGATE PURCHASE PRICE: